Exhibit 99.1

BCC Funding XIV LLC

Equipment Contract Backed Notes, Series 2018-1

Sample Receivable Agreed-Upon Procedures

Report To:

Balboa Capital Corporation

BCC Funding XIV LLC

5 February 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Balboa Capital Corporation

BCC Funding XIV LLC

575 Anton Boulevard, 12th Floor

Costa Mesa, California 92626

Re:	BCC Funding XIV LLC (the “Issuer”)

Equipment Contract Backed Notes, Series 2018-1 (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Balboa Capital Corporation (the “Seller”), the Issuer, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and SunTrust Robinson Humphrey, Inc. (“SunTrust,” together with the Seller, Issuer and Credit Suisse, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a pool of leases and commercial loan contracts (the “Receivables”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Issuer, provided us with:

a.	Electronic data files:

i.	Labeled “04 CS datatape CS ST BMO as of 12.31.17 with aging and prepaids.xlsx” and the corresponding record layout and decode information (the “Initial Preliminary Data File”) that the Seller, on behalf of the Issuer, indicated contains information relating to a pool of leases and commercial loan contracts (the “Base Preliminary Receivables”) as of 31 December 2017 (the “Preliminary Cut-Off Date”) and

ii.	Labeled “SIC Desc Mappings.xlsx” (the “SIC Code Mapping File”) that the Seller, on behalf of the Issuer, indicated contains a list of SIC codes and their corresponding lessee business descriptions,

b.	A schedule (the “Pool Selection Listing”) that the Seller, on behalf of the Issuer, indicated contains a list of lease numbers (each, a “Contract Number”) that correspond to certain leases and commercial loan contracts (the “Preliminary Receivables”) that the Seller, on behalf of the Issuer, indicated are expected to be representative of the Receivables,

c.	Imaged copies of the:

i.	Equipment lease agreement, vehicle financing agreement, master lease agreement, equipment financing agreement, monthly payment agreement, equipment finance agreement, lease agreement, rental/service agreement, FMV lease agreement, agreement (pre-fund), agreement, shield agreement, change addendum, correction notice, amortization schedule, modification agreement and equipment lease schedule (collectively and as applicable, the “Contract”),

ii.	Lease transmittal (the “Lease Transmittal”) and

iii.	Certain printed screen shots from the Seller’s computerized servicing system (the “System Screen Shots,” together with the SIC Code Mapping File, Contract and Lease Transmittal, the “Sources”)

relating to each Sample Receivable (as defined in Attachment A),

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Initial Preliminary Data File, Pool Selection Listing, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Initial Preliminary Data File or Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Pool Selection Listing, Sources or any other information provided to us by the Seller, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Base Preliminary Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 February 2018

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Seller, on behalf of the Issuer, we deleted the Preliminary Base Receivables from the Initial Preliminary Data File that were not included on the Pool Selection Listing. The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	As instructed by the Seller, on behalf of the Issuer, we:

a.	Identified the 50 largest Preliminary Receivables on the Preliminary Data File (the “Top 50 Receivables”) based on the “Adjusted Lease Stream Balance as of 12/31/07,” as shown on the Preliminary Data File, and

b.	Randomly selected a sample of 55 Preliminary Receivables that are not Top 50 Receivables from the Preliminary Data File (the “Random Sample Receivables,” together with the Top 50 Receivables, the “Sample Receivables”).

For the purpose of this procedure, the Seller, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 105 Sample Receivables are referred to as Sample Receivable Numbers 1 through 105.

3.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Seller, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)
Contract Number	LeaseNum	Contract or Lease Transmittal	i.

Customer name	CustName	Contract	ii.

Customer state	CustState	Contract or System Screen Shots	iii.

Original term	LeaseTerm	(a) Contract or (b) Contract and recalculation	iv.

Contract type	LeasePurchOptType	Contract or Lease Transmittal	v.

Payment frequency	PaymentFrequency	Contract

Contract rent amount	LeasePmtRent	Contract or Lease Transmittal	vi.

Lease equipment cost	LeaseEquipCost	Lease Transmittal

Vendor number	VendorIdNum	Lease Transmittal or System Screen Shots	vii.

Start date	StartDate	Lease Transmittal

New/used	LeaseEquipmentType	Lease Transmittal

Customer number	LeaseCustIdNum	Lease Transmittal

Lessee business description	SICCode	System Screen Shots and SIC Code Mapping File	viii.

Equipment type	EquipcdDesc	System Screen Shots	ix.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the customer name Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to ignore differences due to abbreviations and truncations.

iii.	For the purpose of comparing the customer state Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 13, 43, 66 and 95), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the customer state Sample Characteristic for Sample Receivable Numbers 13, 43, 66 and 95, the Seller, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A

Notes: (continued)

iv.	For the purpose of comparing the original term Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 56, 82, 89, 97, 100, 101 and 103), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the original term Sample Characteristic for Sample Receivable Numbers 56, 82, 89, 97, 100, 101 and 103, the Seller, on behalf of the Issuer, instructed us to recalculate the original term by subtracting any months relating to advance payments, as shown on the Contract, from the term, as shown on the Contract.

v.	For the purpose of comparing the contract type Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 76 and 80), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the contract type Sample Characteristic for Sample Receivable Numbers 76 and 80, the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source.

vi.	For the purpose of comparing the contract rent amount Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 52, 54, 55, 56, 57, 58, 65, 76, 80, 82 and 100), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source and to note agreement if the contract rent amount, as shown on the Preliminary Data File, matched any of the contract rent amounts, as shown on the Contract. We performed no procedures to reconcile any contradictory information contained on the Contract.

For the purpose of comparing the contract rent amount Sample Characteristic for Sample Receivable Numbers 52, 54, 55, 56, 57, 58, 65, 76, 80, 82 and 100), the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source.

vii.	For the purpose of comparing the vendor number Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 4, 8, 29, 43, 58, 71, 72, 86, 90, 92 and 105), the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source and to note agreement if the vendor number, as shown on the Preliminary Data File, matched any of the vendor numbers, as shown on the Lease Transmittal. We performed no procedures to reconcile any contradictory information contained on the Lease Transmittal.

For the purpose of comparing the vendor number Sample Characteristic for Sample Receivable Numbers 4, 8, 29, 43, 58, 71, 72, 86, 90, 92 and 105, the Seller, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	For the purpose of comparing the lessee business description Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to compare the:

a.	Lessee business description, as shown on the Preliminary Data File, to the SIC code, as shown on the System Screen Shots, and

b.	Lessee business description, as shown on the System Screen Shots, to the lessee business description, as shown on the SIC Code Mapping File, that corresponds to the related lessee business description, as shown on the Preliminary Data File, subject to the instruction provided by the Seller, on behalf of the Issuer, described in the succeeding paragraphs of this note viii.

For the purpose of this procedure, if the SIC Code Mapping File contained more than one lessee business description for any SIC code, the Seller, on behalf of the Issuer, instructed us to note agreement if the lessee business description, as shown on the Preliminary Data File, matched any of the corresponding lessee business descriptions, as shown on the SIC Code Mapping File.

For the purpose of comparing the lessee business description Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, misspelling, tense, pluralization or truncation.

ix.	For the purpose of comparing the equipment type Sample Characteristic, the Seller, on behalf of the Issuer, instructed us to note agreement if the equipment type value, as shown on the Preliminary Data File, matched any of the equipment type values, as shown on the System Screen Shots. We performed no procedures to reconcile any contradictory information contained on the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Issuer, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Value
20	Start date	12/30/2016	1/14/2017

21	Equipment type	TRUCKS	TRACTORS

61	Payment frequency	Monthly	Quarterly

70	New/used	U	N

73	Payment frequency	Monthly	Quarterly

87	Payment frequency	Monthly	Quarterly